Exhibit 1.1

AT&T INC.

U.S.$22,500,000,000

U.S.$1,750,000,000 2.850% GLOBAL NOTES DUE 2023

U.S.$3,000,000,000 3.400% GLOBAL NOTES DUE 2024

U.S.$5,000,000,000 3.900% GLOBAL NOTES DUE 2027

U.S.$4,500,000,000 4.900% GLOBAL NOTES DUE 2037

U.S.$5,000,000,000 5.150% GLOBAL NOTES DUE 2050

U.S.$2,500,000,000 5.300% GLOBAL NOTES DUE 2058

U.S.$750,000,000 FLOATING RATE GLOBAL NOTES DUE 2023

UNDERWRITING AGREEMENT

July 27, 2017

To the Representative(s)

named in Schedule I

hereto of the Underwriters

named in Schedule II hereto

Ladies and Gentlemen:

AT&T Inc., a Delaware corporation (the “Company”), may issue and sell from time to time series of its debt securities registered under the registration statement referred to in Paragraph 1(a) hereof (“Securities” and, individually, “Security”). The Securities will be issued under an Indenture, dated as of May 15, 2013 (the “Indenture”), from the Company to The Bank of New York Mellon Trust Company, N.A., as Trustee, in one or more series, which series may vary as to interest rates, maturities, redemption provisions and selling prices, with all such terms for any particular series being determined at the time of sale. The Company proposes to sell to the underwriters named in Schedule II hereto (“Underwriters”), for whom you are acting as representative(s) (“Representative”), the series of Securities of the designation, with the terms and in the aggregate principal amount specified in Schedule I hereto (“Underwritten Securities” and, individually, “Underwritten Security”).

1. The Company represents and warrants to, and agrees with, the several Underwriters that:

(a) A registration statement on Form S-3 with respect to the Securities has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (“Securities Act”), and the rules and regulations (“Rules and Regulations”) of the Securities and Exchange Commission (“Commission”) thereunder and has become effective. As used in this Agreement:

(i) “Registration Statement” as of any time means the Registration Statement in the form then filed with the Commission, including any amendment thereto, any document incorporated by reference therein and any information in a prospectus, preliminary prospectus supplement or prospectus supplement deemed or retroactively deemed to be a part thereof pursuant to Rule 430B that has not been superseded or modified. “Registration Statement” without reference to a time means the Registration Statement as of the time of the first contract of sale for the Underwritten Securities, which time shall be considered the “effective date” of the Registration Statement relating to the Underwritten Securities. For purposes of this definition, information contained in a form of prospectus, preliminary prospectus supplement or prospectus supplement that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430B shall be considered to be included in the Registration Statement as of the time specified in Rule 430B.

(ii) “Statutory Prospectus” as of any time means the prospectus relating to the Underwritten Securities that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein and any basic prospectus or prospectus supplement deemed to be a part thereof pursuant to Rule 430B that has not been superseded or modified. For purposes of this definition, information contained in a form of prospectus (including a prospectus supplement) that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430B shall be considered to be included in the Statutory Prospectus only as of the actual time that form of prospectus (including a prospectus supplement) is filed with the Commission pursuant to Rule 424(b).

(iii) “Preliminary Prospectus” means any preliminary prospectus (including any preliminary prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act.

(iv) “Prospectus” means the Statutory Prospectus that discloses the public offering price and other final terms of the Underwritten Securities and otherwise satisfies Section 10(a) of the Securities Act of 1933.

(v) “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Underwritten Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g). “General Use Issuer Free Writing Prospectus” means any Issuer Free Writing

Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in a schedule to this Agreement. “Limited Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Issuer Free Writing Prospectus.

(vi) “Applicable Time” means the time and date identified as such in Schedule I of this Agreement.

(b) The Registration Statement and the Prospectus contain, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will contain at all times during the period specified in Paragraph 8(c) hereof, all statements which are required by the Securities Act, the Securities Exchange Act of 1934, as amended (“Exchange Act”), the Trust Indenture Act of 1939, as amended (“Trust Indenture Act”), and the rules and regulations of the Commission under such Acts; the Indenture, including any amendments and supplements thereto, pursuant to which the Underwritten Securities will be issued will conform with the requirements of the Trust Indenture Act and the rules and regulations of the Commission thereunder, and the Registration Statement, the Preliminary Prospectus and the Prospectus do not, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will not at any time during the period specified in Paragraph 8(c) hereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading except that the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with information furnished in writing to the Company through the Representatives by or on behalf of any Underwriter specifically for use therein, or as to any statements in or omissions from the Statement of Eligibility and Qualification of the Trustee under the Indenture.

(c)

(i) (A) At the time of initial filing of the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Underwritten Securities in reliance on the exemption of Rule 163, the Company was a “well known seasoned issuer” as defined in Rule 405, including not having been an “ineligible issuer” as defined in Rule 405.

(ii) The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, that initially became effective within three years of the date of this Agreement. If immediately prior to the Renewal Deadline (as hereinafter defined), any of the Underwritten Securities remain unsold by the Underwriters, the Company will prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Underwritten Securities, in a form satisfactory to the Representative. If the Company is no longer eligible to file an automatic shelf registration statement, the Company will prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Underwritten Securities, in a form satisfactory to the Representative, and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Underwritten Securities to continue as contemplated in the expired registration statement relating to the Underwritten Securities. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be. “Renewal Deadline” means the third anniversary of the initial effective time of the Registration Statement.

(iii) The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) objecting to use of the automatic shelf registration statement form. If at any time when Underwritten Securities remain unsold by the Underwriters the Company receives from the Commission a notice pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Representative, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to the Underwritten Securities, in a form satisfactory to the Representative, (iii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable, and (iv) promptly notify the Representative of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Underwritten Securities to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible. References herein to the Registration Statement shall include such new registration statement or post-effective amendment, as the case may be.

(iv) The Company has paid or shall pay the required Commission filing fees relating to the Underwritten Securities within the time required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r).

(d) (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Underwritten Securities and (ii) at the date of this Agreement, the Company was not and is not an “ineligible issuer,” as defined in Rule 405.

(e) As of the Applicable Time, neither (i) the General Use Issuer Free Writing Prospectus(es) issued at or prior to the Applicable Time, the Statutory Prospectus, the Preliminary Prospectus and the additional information, if any, identified in Schedule I to this Agreement, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading except that the Company makes no representation or warranty as to information contained in or omitted from any prospectus included in the Registration Statement or any Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company through the Representative by or on behalf of any Underwriter specifically for use therein.

(f) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Underwritten Securities or until any earlier date that the Company notified or notifies the Representative as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, (i) the Company has promptly notified or will promptly notify the Representative and (ii) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(g) The Company is not in violation of its corporate charter or bylaws or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Company; the execution, delivery and performance of this Agreement and any Delayed Delivery Contracts (as defined in Paragraph 3 hereof) and compliance by the Company with the provisions of the Underwritten Securities and the Indenture will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its material subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument, or result in a violation of the corporate charter or bylaws of the Company or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company; and except as required by the Securities Act, the Trust Indenture Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement, the Delayed Delivery Contracts, if any, and the Indenture. The Commission has not issued any order preventing or suspending the use of any part of the Registration Statement, the Preliminary Prospectus or the Prospectus.

(h) Except as described in or contemplated by the General Disclosure Package, there shall have not occurred any changes or any development involving a prospective change, or affecting particularly the business or properties of the Company or its subsidiaries which materially impairs the investment quality of the Underwritten Securities since the dates as of which information is given in the General Disclosure Package.

(i) On the Delivery Date (as defined in Paragraph 7 hereof) (i) the Indenture will have been duly authorized, executed and delivered by the Company and will constitute the legally binding obligation of the Company, enforceable in accordance with its terms, (ii) the Underwritten Securities will have been duly authorized and, upon payment therefor as provided in this Agreement, will constitute legally binding obligations of the Company entitled to the benefits of the Indenture, and (iii) the Underwritten Securities and the Indenture will conform to the descriptions thereof contained in the Prospectus.

(j) Each of the Company and its subsidiaries has been duly incorporated, is validly existing as a corporation or limited liability company, as applicable, in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the General Disclosure Package, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases properties or conducts business, except where the failure to so qualify would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

(k) Except as described in the General Disclosure Package, there is no material litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries which is reasonably expected to result in any material adverse change in the financial condition, results of operations, business or prospects of the Company and its subsidiaries taken as a whole or which is required to be disclosed in the General Disclosure Package.

(l) The financial statements filed as part of the Registration Statement and the General Disclosure Package present, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will present at all times during the period specified in Paragraph 8(c) hereof, fairly, the consolidated financial condition and results of operations of the Company and its subsidiaries, at the dates and for the periods indicated, and have been, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the period specified in Paragraph 8(c) hereof, prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as described in the notes thereto).

(m) The documents incorporated by reference into any Statutory Prospectus, the General Disclosure Package or the Prospectus have been, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be, at all times during the period specified in Paragraph 8(c) hereof, prepared by the Company in conformity with the applicable requirements of the Securities Act and the Rules and Regulations and the Exchange Act and the rules and regulations of the Commission thereunder and such documents have been, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the period specified in Paragraph 8(c) hereof, timely filed as required thereby; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement.

(n) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations, or which were required to be filed as exhibits to any document incorporated by reference in the Preliminary Prospectus or the Prospectus, by the Exchange Act or the rules and regulations of the Commission thereunder, which have not been filed as exhibits to the Registration Statement or to such document or incorporated therein by reference as permitted by the Rules and Regulations or the rules and regulations of the Commission under the Exchange Act as required.

2. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price and on the other terms set forth in Schedule I hereto, the principal amount of the Underwritten Securities set forth opposite its name in Schedule II hereto. The Underwriters shall reimburse the Company in the aggregate for up to U.S.$10,725,000 of the Company’s expenses, each Underwriter to be responsible for a portion of such expense reimbursement in proportion to the Securities to be purchased by such Underwriter under this Section 2.

3. Any offer to purchase Underwritten Securities by institutional investors solicited by the Underwriters for delayed delivery shall be made pursuant to contracts substantially in the form of Exhibit A attached hereto, with such changes therein as the Company and the Representative may approve (“Delayed Delivery Contracts”). The Company shall have the right, in its sole discretion, to approve or disapprove each such institutional investor. Underwritten Securities which are subject to Delayed Delivery Contracts are herein sometimes called “Delayed Delivery Underwritten Securities” and Underwritten Securities which are not subject to Delayed Delivery Contracts are herein sometimes called “Immediate Delivery Underwritten Securities”.

Contemporaneously with the purchase on the Delivery Date by the Underwriters of the Immediate Delivery Underwritten Securities pursuant to this Agreement, the Company will pay to the Representative, for the account of the Underwriters, the compensation specified in Schedule IV hereto for arranging the sale of Delayed Delivery Underwritten Securities. The Underwriters shall have no responsibility with respect to the validity or performance of any Delayed Delivery Contracts.

For the purpose of determining the principal amount of Immediate Delivery Underwritten Securities to be purchased by each Underwriter, there shall be deducted from the principal amount of Underwritten Securities to be purchased by such Underwriter as set forth in Schedule II hereto that portion of the aggregate principal amount of Delayed Delivery Underwritten Securities that the principal amount of Underwritten Securities to be purchased by such Underwriter as set forth in Schedule II hereto bears to the aggregate principal amount of Underwritten Securities set forth therein to be purchased by all of the Underwriters (in each case as adjusted by the Representative to avoid fractions of the minimum principal amount in which the Underwritten Securities may be issued), except to the extent that the Representative determines, in its discretion, that such deduction shall be otherwise than in such proportion and so advises the Company.

4. [Reserved]

5. The Company shall not be obligated to deliver any Underwritten Securities except upon payment for all Immediate Delivery Underwritten Securities to be purchased pursuant to this Agreement as hereinafter provided.

6. If any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Immediate Delivery Underwritten Securities which the defaulting Underwriter agreed but failed to purchase in the respective proportions which the principal amount of Underwritten Securities set forth in Schedule II hereto to be purchased by each remaining non-defaulting Underwriter set forth therein bears to the aggregate principal amount of Underwritten Securities set forth therein to be purchased by all the remaining non-defaulting Underwriters; provided that the remaining non-defaulting Underwriters shall not be obligated to purchase any Immediate Delivery Underwritten Securities if the aggregate principal amount of Immediate Delivery Underwritten Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase exceeds 9.09% of the total principal amount of Underwritten Securities, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the principal amount of Underwritten Securities set forth in Schedule II hereto to be purchased by it. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representative who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Immediate Delivery Underwritten Securities. If the remaining Underwriters or other underwriters satisfactory to the Representative do not elect to purchase the Immediate Delivery Underwritten Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, or the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Paragraph 8(h) hereof.

Nothing contained in this Paragraph 6 shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other Underwriters are obligated or agree to purchase the Immediate Delivery Underwritten Securities of a defaulting or withdrawing Underwriter, either the Representative or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of the Company or the Representative may be necessary in the Registration Statement, the General Disclosure Package, the Prospectus or in any other document or arrangement.

7. Delivery of and payment for the Immediate Delivery Underwritten Securities shall be made at such address, date and time as may be specified in Schedule I hereto. This date and time are sometimes referred to as the “Delivery Date.” On the Delivery Date, the Company shall deliver the Immediate Delivery Underwritten Securities to the Representative for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by certified or official bank check or checks or wire transfer payable in Federal (same day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Immediate Delivery Underwritten Securities shall be in such form or forms and in such denominations as may be set forth in Schedule I. Immediate Delivery Underwritten Securities in registered form shall be in such authorized denominations and registered in such names as the Representative shall request in writing not less than two full business days prior to the Delivery Date. For the purpose of expediting the checking and packaging of the Immediate Delivery Underwritten Securities, the Company shall make the Immediate Delivery Underwritten Securities available for inspection by the Representative in New York, New York not later than 2:00 P.M., local time, on the business day prior to the Delivery Date.

8. The Company agrees with the several Underwriters that:

(a) The Company will furnish promptly to the Representative and to counsel for the Underwriters signed copies of the Registration Statement as originally filed and each amendment and supplement thereto filed prior to the date hereof and relating to or covering the Underwritten Securities, and a copy of the Prospectus filed with the Commission, including all documents incorporated therein by reference and all consents and exhibits filed therewith;

(b) The Company will deliver promptly to the Representative such reasonable number of the following documents as the Representative may request: (i) conformed copies of the Registration Statement (excluding exhibits other than the computation of the ratio of earnings to fixed charges, the Indenture and this Agreement), (ii) the Prospectus, (iii) any Issuer Free Writing Prospectus and (iv) any documents incorporated by reference in the Prospectus or any Issuer Free Writing Prospectus;

(c) During any period when a prospectus relating to the Underwritten Securities is (or, but for the exemption in Rule 172, would be) required by law to be delivered, the Company will not file any amendment of the Registration Statement nor will the Company file any amendment or supplement to the Prospectus (except for (i) an amendment or supplement consisting solely of the filing of a document under the Exchange Act or (ii) a supplement relating to an offering of securities other than the Underwritten Securities), unless the Company has furnished the Representative with a copy of such proposed amendment or supplement for its review prior to filing and will not file any such proposed amendment or supplement to which the Representative reasonably objects. Subject to the foregoing sentence, the Company will cause each Statutory Prospectus (including the Prospectus), each Preliminary Prospectus and any amendment or supplement thereto to be filed with the Commission as required pursuant to Rule 424 under the Securities Act not later than the second business day following the earlier of the date it is first used or the date of this Agreement. The Company will promptly advise the Representative (i) when each Statutory Prospectus, each Preliminary Prospectus or any amendment or supplement thereto shall have been filed with the Commission pursuant to Rule 424 under the Securities Act, (ii) when any amendment of the Registration Statement shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to any Statutory Prospectus, Preliminary Prospectus or Issuer Free Writing Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or under Section 8A of the Securities Act and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Underwritten Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will promptly (upon filing thereof) furnish the Representative a copy of any amendment or supplement to any Statutory Prospectus, Issuer Free Writing Prospectus or Registration Statement not furnished to the Representative for prior review pursuant to exception (i) or (ii) of the first sentence of this subsection (c). The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof;

(d) If, at any time when a prospectus relating to the Underwritten Securities is (or, but for the exemption in Rule 172, would be) required to be delivered under the Securities Act, any event occurs as a result of which the Registration Statement, as then amended, or the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or to amend or supplement the Prospectus to comply with the Securities Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) notify the Representative of the happening of such event, (ii) prepare and file with the Commission, subject to the first sentence of paragraph (c) of this Section 8, an amendment or supplement which will correct such statement or omission or an amendment or supplement which will effect such compliance and (iii) will supply any such amended or supplemented Prospectus to the Representative in such quantities as the Representative may reasonably request;

(e) As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement or statements of the Company which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act;

(f) During a period of five years after the date hereof, the Company will furnish to the Representative copies of all reports and financial statements furnished by the Company to each securities exchange on which securities issued by the Company may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

(g) The Company will endeavor to qualify the Underwritten Securities for sale under the laws of such jurisdictions as the Representative may designate and will maintain such qualifications in effect so long as required for the distribution of the Underwritten Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject;

(h) The Company will pay the costs incident to the authorization, issuance and delivery of the Underwritten Securities and any taxes payable in that connection; the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments, supplements and exhibits thereto; the costs of distributing the Registration Statement as originally filed and each amendment and post-effective amendment thereof (including exhibits), any Statutory Prospectus, the Preliminary Prospectus, the Prospectus and any documents incorporated by reference in any of the foregoing documents; the costs incident to the preparation, printing and distribution of each Issuer Free Writing Prospectus to investors or prospective investors; the costs of producing this Agreement, the Delayed Delivery Contracts, if any, and the Indenture; fees paid to rating agencies in connection with the rating of the Securities, including the Underwritten Securities; the fees and expenses of qualifying the Underwritten Securities under the securities laws of the several jurisdictions as provided in this Paragraph and of preparing and printing a Blue Sky Memorandum and a memorandum concerning the legality of the Securities, including the Underwritten Securities, as an investment (including fees of counsel to the Underwriters); and all other costs and expenses incident to the performance of the Company’s obligations under this Agreement; provided that, except as provided in this Paragraph and in Paragraph 12 hereof, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the Underwritten Securities which they may sell and the expenses of advertising any offering of the Underwritten Securities made by the Underwriters;

(i) Until the termination of the offering of the Underwritten Securities, the Company will timely file all documents, and any amendments to previously filed documents, required to be filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act;

(j) During the period beginning on the date hereof and continuing to the Delivery Date, the Company will not offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or any guarantees or support obligations of debt securities of others, in any case with maturities longer than one year, other than Underwritten Securities to the Underwriters and as otherwise disclosed in the Prospectus; provided, however, that this Section 8(j) shall apply only to U.S. dollar-denominated debt securities of the Company;

(k) The Company represents and agrees that, unless it obtains the prior consent of the Representative, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the Underwritten Securities that would constitute an Issuer

Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Company has complied and will comply with Rule 433; and

(l) The Company has prepared a final term sheet, which is attached hereto as Schedule IV, relating to the Underwritten Securities, containing only information that describes the final terms of the Underwritten Securities and otherwise in a form consented to by the Representative, and will file such final term sheet within the period required by Rule 433(d)(5)(ii) following the date such final terms have been established for all classes of the offering of the Underwritten Securities. Any such final term sheet is an Issuer Free Writing Prospectus and a Permitted Free Writing Prospectus for purposes of this Agreement. The Company also consents to the use by any Underwriter of a free writing prospectus only in the form of one or more term sheets relating to the Underwritten Securities and containing customary information, it being understood that any such free writing prospectus referred to above shall not be an Issuer Free Writing Prospectus for purposes of this Agreement.

9. (a) The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which that Underwriter or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement at any time, any Statutory Prospectus at any time, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and such controlling person for any legal and other expenses reasonably incurred by that Underwriter or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred (but no more frequently than annually); provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement at any time, any Statutory Prospectus at any time, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for use therein. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or controlling person.

(b) Each Underwriter shall indemnify and hold harmless the Company, each of their directors, each of their officers who signed the Registration Statement and any person who controls the Company within the meaning of the Securities Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which the Company, or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement at any time, any Statutory Prospectus at any time, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company through the Representative by or on behalf of that Underwriter specifically for use therein, and shall reimburse the Company for any legal and other expenses reasonably incurred by the Company or any such director, officer or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred (but no more frequently than annually). The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any of its directors, officers or controlling persons.

(c) Promptly after receipt by an indemnified party under this Paragraph 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Paragraph 9, notify the indemnifying party in writing of the claim or the commencement of that action, provided that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under Paragraph 9(a) or 9(b). If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Paragraph 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party shall not elect to assume the defense of such action, such indemnifying party will reimburse such indemnified party for the reasonable fees and expenses of any counsel retained by them. In the event that the parties to any such action (including impleaded parties) include both the Company and one or more Underwriters and either (i) the indemnifying party or parties and indemnified party or parties mutually agree or (ii) representation of both the indemnifying party or parties and the indemnified party or parties by the same counsel is inappropriate under applicable standards of professional conduct or in the opinion of such counsel due to actual or potential differing interests between them, then the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and will reimburse such indemnified party for the reasonable fees and expenses of any counsel retained by them and satisfactory to the indemnifying party, it being understood that the indemnifying party shall not, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such indemnified parties, which firm shall be designated in writing by the Representative in the case of an action in which one or more Underwriters or controlling persons are indemnified parties and by the Company in the case of an action in which the Company or any of its directors, officers or controlling persons are indemnified parties. The indemnifying party or parties shall not be liable under this Agreement with respect to any settlement made by any indemnified party or parties without prior written consent by the indemnifying party or parties to such settlement.

(d) If the indemnification provided for in this Paragraph 9 shall for any reason be unavailable to an indemnified party under Paragraph 9(a) or 9(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Underwritten Securities. If, however, this allocation is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Underwritten Securities and the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Underwritten Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to such offering. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Paragraph 9(d) shall be deemed to include, for purposes of this Paragraph 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Paragraph 9(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Paragraph 9(d) are several in proportion to their respective underwriting obligations and not joint.

(e) The agreements contained in this Paragraph 9 and the representations, warranties and agreements of the Company in Paragraph 1 and Paragraph 8 hereof shall survive the delivery of the Underwritten Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

10. The obligations of the Underwriters under this Agreement may be terminated by the Representative, in its absolute discretion, by notice given to and received by the Company prior to the delivery of and payment for the Immediate Delivery Underwritten Securities, if, on or after the Applicable Time, (a) trading in securities generally on the New York Stock Exchange, Inc. is suspended or materially limited, or (b) a banking moratorium is declared by either Federal or New York State authorities, or (c) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis or the declaration by the United States of war or a national emergency the effect of which on the financial markets of the United States is material and adverse and is such as to make it, in the reasonable judgment of the Representative, impracticable or inadvisable to market such Underwritten Securities on the terms and in the manner contemplated by the General Disclosure Package, or (d) the Company shall have received notice that any rating of any of the Company’s unsecured senior debt securities, guarantees or support obligations shall have been lowered by any nationally recognized statistical rating organization (as defined in Section 3(a)(62) of the Exchange Act) or any such organization has publicly announced that it has under surveillance or review, with possible negative implications, the ratings of any of the Company’s unsecured senior debt securities, guarantees or support obligations, or (e) there shall have occurred any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Company or its subsidiaries which, in the Representative’s reasonable judgment, materially impairs the investment quality of the Underwritten Securities.

11. The respective obligations of the Underwriters under this Agreement with respect to the Underwritten Securities are subject to the accuracy, on the date hereof and on the Delivery Date, of the representations and warranties of the Company contained herein, to performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions applicable to the Underwritten Securities:

(a) At or before the Delivery Date, no stop order suspending the effectiveness of the Registration Statement nor any order directed to any document incorporated by reference in the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus shall have been issued, and prior to that time no stop order proceeding shall have been initiated or threatened by the Commission and no challenge shall have been made by the Commission or its staff as to the accuracy or adequacy of any document incorporated by reference in the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus; any request of the Commission for inclusion of additional information in the Registration Statement or any Statutory Prospectus or otherwise shall have been complied with; and after the date hereof the Company shall not have filed with the Commission any amendment or supplement to the Registration Statement, any Statutory Prospectus, the Prospectus or any Issuer Free Writing Prospectus (or, in each case, any document incorporated by reference therein) that shall have been disapproved by the Representative.

(b) No Underwriter shall have discovered and disclosed to the Company on or prior to the Delivery Date that the Registration Statement, the General Disclosure Package, the Prospectus, or any Issuer Free Writing Prospectus contains an untrue statement of a fact which is material or omits to state a fact which is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Underwritten Securities and the Indenture and the form of the Registration Statement, the Prospectus (other than financial statements and other financial data) and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to Sullivan & Cromwell LLP, counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d) Either the Senior Executive Vice President and General Counsel or the Vice President – Associate General Counsel and Assistant Secretary to the Company shall have furnished to the Representative his opinion addressed to the Underwriters and dated the Delivery Date, as counsel, to the effect that:

(i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware; each material subsidiary of the Company has been duly incorporated and is validly existing as a corporation or limited liability company, as applicable, in good standing under the laws of the jurisdiction in which it is chartered or organized; and each of the Company and its material subsidiaries has full corporate power and authority to own its properties and conduct its business as described in the General Disclosure Package, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases properties or conducts business, except where the failure to so qualify would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

(ii) the Indenture has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general applicability relating to or affecting creditors’ rights generally from time to time in effect and to general principles of equity);

(iii) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority, body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the General Disclosure Package, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or the General Disclosure Package, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated by reference in the General Disclosure Package describing any legal proceedings or material contracts or agreements relating to the Company or any of its subsidiaries fairly summarize such matters; the Underwritten Securities, the Indenture and any Delayed Delivery Contracts conform to the descriptions thereof contained under the following (or comparable) captions of the Prospectus: “Description of Debt Securities” and “Plan of Distribution”;

(iv) the Immediate Delivery Underwritten Securities have been duly authorized and executed, and, when authenticated by the Trustee and delivered by the Company to the Underwriters against payment therefor in accordance with the terms of this Agreement, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and will be enforceable against the Company in accordance with their terms;

(v) the Delayed Delivery Underwritten Securities, if any, have been duly authorized and, when executed, authenticated, issued and delivered to, and paid for by, the respective purchasers thereof in accordance with the Indenture and the related Delayed Delivery Contracts, will be valid and legally binding obligations of the Company entitled to the benefits of the Indenture;

(vi) the Registration Statement and any amendments thereto have become effective under the Securities Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement, the Prospectus and each amendment thereof or supplement thereto as of their respective effective or issue dates (other than the financial statements and other financial and statistical information contained therein or incorporated by reference therein and the Statement of Eligibility and Qualification of the Trustee on Form T-1 as to which such counsel need express no opinion) complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Trust Indenture Act and the respective rules and regulations thereunder;

(vii) such counsel has no reason to believe that the Registration Statement, or any amendment thereof, at the effective date established by the Prospectus pursuant to Rule 430B(f), at the date of this Agreement or at the Delivery Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; such counsel has no reason to believe that the documents specified in a schedule to such counsel’s letter, consisting of those included in the General Disclosure Package, as of the Applicable Time or at the Delivery Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel has no reason to believe that the Prospectus, at the date of this Agreement or at the Delivery Date, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements and other financial and statistical information contained therein or incorporated by reference therein and the Statement of Eligibility and Qualification of the Trustee on Form T-1);

(viii) this Agreement and the Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by the Company;

(ix) no order, consent, approval, authorization, registration or qualification of or with any governmental agency or body having jurisdiction over the Company or any of its properties is required under the Included Laws for the issue and sale of the Underwritten Securities or the consummation by the

Company of the transactions contemplated by this Agreement or the Indenture, except such as have been obtained under the Securities Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the sale and distribution of the Underwritten Securities. The term “Included Laws” means: (i) the Laws of the State of New York, (ii) the Delaware General Corporation Law, and (iii) the Federal securities laws of the United States of America that are, in counsel’s experience, normally applicable to transactions of the type contemplated in this Agreement. The term “Included Laws” excludes (a) laws of any counties, cities, towns, municipalities and special political subdivisions and agencies thereof; (b) state securities laws or Blue Sky laws; (c) the laws that apply to the Underwriters because of their legal or regulatory status, including the rules and regulations of the Financial Industry Regulatory Authority Inc.; and (d) Laws relating to land use, zoning and building code issues, taxes, environmental issues, intellectual property issues and antitrust issues; and

(x) neither the execution and delivery of the Indenture, this Agreement or any Delayed Delivery Contracts, the issue and sale of the Underwritten Securities, nor the consummation of any other of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach of, or constitute a default under, the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its material subsidiaries is a party or by which the Company, any such subsidiary or any of their assets is bound, or any order or regulation governed by Included Laws known to such counsel to be applicable to the Company or any such subsidiary of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any such subsidiary.

In rendering such opinion, such counsel may rely, as to the execution of the Indenture by the Trustee, upon a certificate of the Trustee setting forth the facts as to such execution.

In rendering such opinion, such counsel may also rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Delaware, upon the opinion of other counsel of good standing believed to be reliable, provided that such counsel states in such opinion that such counsel and the Representative are justified in relying upon the opinion of such other counsel, and (B) as to matters or fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

In rendering such opinion with respect to clause (ix) above, insofar as it relates to regulatory authorities in the states in which the Company or any material subsidiary operates, such counsel may rely on the opinions of local counsel satisfactory to such counsel.

(e) The Representative shall have received from Sullivan & Cromwell LLP, counsel for the Underwriters, such opinion or opinions, dated the Delivery Date, with respect to the issuance and sale of the Underwritten Securities, the Indenture, the Registration Statement, the General Disclosure Package, the Prospectus and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(f) The Company shall have furnished to the Representative a certificate signed by its Chairman of the Board or its President or a Senior Vice President and its Treasurer or an Assistant Treasurer stating that after reasonable investigation and to the best of their knowledge:

(i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Delivery Date with the same effect as if made on the Delivery Date; the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of the Underwriters to purchase the Underwritten Securities hereunder; and the conditions set forth in Paragraphs 11(a) and 11(h) have been fulfilled;

(ii) as of the Applicable Time and as of the Delivery Date, the Registration Statement and the General Disclosure Package did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

(iii) except as may have been publicly disclosed prior to the date of this Agreement, since the date of the most recent financial statements included or incorporated by reference in the General Disclosure Package, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the General Disclosure Package.

(g) (i) The Company shall have furnished to the Representative letters of Ernst & Young LLP, addressed to the Board of Directors of the Company and the Underwriters and dated the date of this Agreement and the Delivery Date, respectively, of the type described in the American Institute of Certified Public Accountants’ AU Section 634 (“AU 634”) and (ii) the Representative shall have received a letter, dated the Delivery Date and addressed to the Representative, of any other independent auditor whose report is included or incorporated by reference in the Registration Statement of the type described in AU 634, and in each of (i) and (ii), covering such financial statement items as counsel for the Underwriters may reasonably have requested.

(h) No order, consent, approval, authorization, registration or qualification of or with any governmental agency or body having jurisdiction over the Company or any of its properties is required for the issue and sale of the Underwritten Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such as have been, or will have been prior to the Delivery Date, obtained under the Securities Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Underwritten Securities by the Underwriters.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to the Representative.

12. If the Company shall fail to tender the Immediate Delivery Underwritten Securities for delivery to the Underwriters for any reason permitted under this Agreement, or if the Underwriters shall decline to purchase the Immediate Delivery Underwritten Securities for any reason permitted under this Agreement (other than pursuant to Paragraph 6 or Paragraphs 10(a)-(d) hereof), the Company shall reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of Immediate Delivery Underwritten Securities and the solicitation of any purchases of the Delayed Delivery Underwritten Securities, and upon demand the Company shall pay the full amount thereof to the Representative. If this Agreement is terminated pursuant to Paragraph 6 hereof by reason of the default of one or more Underwriters or pursuant to Paragraphs 10(a)-(d) hereof, the Company shall not be obligated to reimburse any Underwriter on account of those expenses.

13. The Company shall be entitled to act and rely upon any request, consent, notice or agreement by, or on behalf of, the Representative. Any notice by the Company to the Underwriters shall be sufficient if given in writing or by facsimile transmission confirmed promptly in writing addressed to the Representative at its address set forth in Schedule I hereto, and any notice by the Underwriters to the Company shall be sufficient if given in writing or by facsimile transmission confirmed promptly in writing addressed to the Company at AT&T Inc., 208 S. Akard Street, 18th Floor, Dallas, Texas 75202, Telecopy Number: (214) 486-8180, email: gg5478@att.com, Attention of the Senior Vice President and Treasurer with a copy to the Vice President – Associate General Counsel and Assistant Secretary, AT&T Inc., 208 S. Akard Street, Dallas, Texas 75202, Telecopy Number: (214) 746-2216, email: ww0118@att.com.

14. This Agreement shall be binding upon the Underwriters, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act, and (b) the indemnity agreement of the Underwriters contained in Paragraph 9 hereof shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Paragraph 14, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

15. For purposes of this Agreement, “business day” means any day on which the New York Stock Exchange, Inc. is open for trading.

16. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

17. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF NEW YORK.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement shall represent a binding agreement between the Company and the several Underwriters.

Very truly yours,

AT&T INC.

	By:	/s/ George B. Goeke
Name: George B. Goeke Title: Senior Vice President and Treasurer
`

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

GOLDMAN SACHS & CO. LLC

/s/ Adam Greene
Name: Adam Greene
Title: Vice President

Each for itself and as a Representative of the several Underwriters named in Schedule II to the foregoing Agreement.

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

J.P. MORGAN SECURITIES LLC

/s/ Som Bhattacharyya
Name: Som Bhattacharyya
Title: Executive Director

Each for itself and as a Representative of the several Underwriters named in Schedule II to the foregoing Agreement.

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

/s/ Keith Harman
Name: Keith Harman
Title: Managing Director

Each for itself and as a Representative of the several Underwriters named in Schedule II to the foregoing Agreement.

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

MIZUHO SECURITIES USA LLC

/s/ Jim Shepard
Name: Jim Shepard
Title: Managing Director

Each for itself and as a Representative of the several Underwriters named in Schedule II to the foregoing Agreement.

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

MUFG SECURITIES AMERICAS INC.

/s/ Richard Testa
Name: Richard Testa
Title: Managing Director

Each for itself and as a Representative of the several Underwriters named in Schedule II to the foregoing Agreement.

SCHEDULE I

Underwriting Agreement, dated July 27, 2017 (the “Agreement”)

Registration Statement No. 333-209718

Applicable Time: 5:35 P.M. (Eastern time) on the date of the Agreement

Additional information comprising the General Disclosure Package as defined in Section 1(e): The final term sheet is attached as Schedule IV.

Representatives and Addresses:

Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282

Attn: Investment Grade Capital Markets

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Attn: Investment Grade Syndicate Desk – 3rd floor

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

One Bryant Park

New York, New York 10036

Notices to be provided to:

50 Rockefeller Plaza

NY1-050-12-01

New York, New York 10020

Attention: High Grade Transaction Management/Legal

Mizuho Securities USA LLC

320 Park Avenue, 11th Floor

New York, NY 10022

MUFG Securities Americas Inc.

1221 Avenue of the Americas, 6th Floor

New York, NY, 10020-1001

Underwritten Securities:

(a) 2.850% Global Notes due 2023

Designation:	2.850% Global Notes due 2023 (the “2023 Notes”)

Principal Amount:	U.S.$1,750,000,000

Date of Maturity:	February 14, 2023, at par

Interest Rate:	2.850% per annum

Interest Payment Dates:	Semiannually on each February 14 and August 14, commencing on February 14, 2018

Purchase Price:	99.684%

Price to Public:	99.984%

Underwriting Discount:	0.300%

Reallowance:	0.125%

Special Mandatory Redemption:	If AT&T does not consummate the Time Warner acquisition on or prior to April 22, 2018 or, if prior to such date, the Merger Agreement is terminated, then in either case, AT&T must redeem all of the 2023 Notes at a redemption price equal to 101% of the principal amount of the 2023 Notes, plus accrued but unpaid interest to, but excluding, the redemption date.

Redemption Provisions:	The 2023 Notes may be redeemed at any time prior to January 14, 2023, as a whole or in part, at our option, at any time and from time to time on at least 30 days’, but not more than 60 days’, prior notice sent to the registered address of each holder of the 2023 Notes. The redemption price will be equal to the greater of (i) 100% of the principal amount of the 2023 Notes to be redeemed or (ii) the sum of the present values of the

Remaining Scheduled Payments (as defined below) discounted to the redemption date, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the Treasury Rate (as defined below) plus 15 basis points. The 2023 Notes may be redeemed at any time on or after January 14, 2023, as a whole or in part, at our option, at any time and from time to time on at least 30 days’, but not more than 60 days’, prior notice sent to the registered address of each holder of the 2023 Notes at a redemption price equal to 100% of the principal amount of the 2023 Notes to be redeemed. AT&T shall calculate the redemption price. In each case, accrued interest will be payable to the redemption date.

In whole but not in part, if AT&T becomes obligated, or if there is a substantial probability that AT&T will become obligated, to pay additional amounts to holders of the 2023 Notes as a result of certain changes in the tax laws, at a redemption price equal to 100% of the principal amount of the 2023 Notes to be redeemed together with interest accrued thereon to the date fixed for redemption.

“Treasury Rate” means, with respect to any redemption date for the 2023 Notes, the rate per annum equal to the semiannual equivalent yield to maturity or interpolation (on a day count basis) of the interpolated Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, as determined by the Company or an Independent Investment Banker appointed by the Company.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the 2023 Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of the 2023 Notes.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations.

“Reference Treasury Dealer Quotations” means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

“Reference Treasury Dealer” means each of Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC, and their respective affiliates and, at the option of the Company, one other nationally recognized investment banking firm that is a primary U.S. Government Securities dealer in the United States (a “Primary Treasury Dealer”); provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer.

“Remaining Scheduled Payments” means, with respect to each 2023 Note to be redeemed, the remaining scheduled payments of principal of and interest on such 2023 Note that would be due after the related redemption date but for such redemption. If such redemption date is not an interest payment date with respect to such 2023 Note, the amount of the next succeeding scheduled interest payment on such 2023 Note will be reduced by the amount of interest accrued on such 2023 Note to such redemption date.

On and after the redemption date, interest will cease to accrue on the 2023 Notes or any portion of the 2023 Notes called for redemption, unless the Company defaults in the payment of the redemption price and accrued interest. On or before the redemption date, the Company will deposit with a paying agent or the Trustee money sufficient to pay the redemption price of and accrued interest on the 2023 Notes to be redeemed on such date. If less than all of the 2023 Notes are to be redeemed, the 2023 Notes to be redeemed shall be selected in accordance with applicable procedures of The Depository Trust Company.

Form and Authorized Denominations:	The 2023 Notes will be issued only in registered, book-entry form. The 2023 Notes will be represented by a global security or securities deposited with, or on behalf of, The Depository Trust Company, and registered in the name of Cede & Co., as nominee for The Depository Trust Company.

Delivery Date, Time and Location:	9:00 a.m. (New York time) on August 7, 2017 at the offices of Sullivan & Cromwell LLP.

Offering Restrictions:	Each of the Underwriters severally represents and warrants to, and agrees with, the offering restrictions set forth in Schedule III hereto.

Additional Terms:	In addition to paragraph 10 of the Agreement, the obligations of the Underwriters under the Agreement may be terminated by the Representatives, in their absolute discretion, by notice given to and received by the Company prior to the delivery of and payment for the 2023 Notes, if, during the period beginning on the date of the Agreement to and including the Delivery Date, there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis or the declaration by the United States of war or a national emergency or any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls the effect of which on the financial markets is material and adverse and is such as to make it, in the reasonable judgment of the Representatives, impracticable or inadvisable to market such 2023 Notes on the terms and in the manner contemplated by the Prospectus.

(b) 3.400% Global Notes due 2024

Designation:	3.400% Global Notes due 2024 (the “2024 Notes”)

Principal Amount:	U.S.$3,000,000,000

Date of Maturity:	August 14, 2024, at par

Interest Rate:	3.400% per annum

Interest Payment Dates:	Semiannually on each February 14 and August 14, commencing on February 14, 2018

Purchase Price:	99.482%

Price to Public:	99.832%

Underwriting Discount:	0.350%

Reallowance:	0.125%

Special Mandatory Redemption:	If AT&T does not consummate the Time Warner acquisition on or prior to April 22, 2018 or, if prior to such date, the Merger Agreement is terminated, then in either case, AT&T must redeem all of the 2024 Notes at a redemption price equal to 101% of the principal amount of the 2024 Notes, plus accrued but unpaid interest to, but excluding, the redemption date.

Redemption Provisions:	The 2024 Notes may be redeemed at any time prior to June 14, 2024, as a whole or in part, at our option, at any time and from time to time on at least 30 days’, but not more than 60 days’, prior notice sent to the registered address of each holder of the 2024 Notes. The redemption price will be equal to the greater of (i) 100% of the principal amount of the 2024 Notes to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments (as defined below) discounted to the redemption date, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the Treasury Rate (as defined below) plus 20 basis points. The 2024 Notes may be redeemed at any time on or after June 14, 2024, as a whole or in part, at our option, at any time and from time to time on at least 30 days’, but not more than 60 days’, prior notice sent to the registered address of each holder of the 2024 Notes at a redemption price equal to 100% of the principal amount of the 2024 Notes to be redeemed. AT&T shall calculate the redemption price. In each case, accrued interest will be payable to the redemption date.

In whole but not in part, if AT&T becomes obligated, or if there is a substantial probability that AT&T will become obligated, to pay additional amounts to holders of the 2024 Notes as a result of certain changes in the tax laws, at a redemption price equal to 100% of the principal amount of the 2024 Notes to be redeemed together with interest accrued thereon to the date fixed for redemption.

“Treasury Rate” means, with respect to any redemption date for the 2024 Notes, the rate per annum equal to the semiannual equivalent yield to maturity or interpolation (on a day count basis) of the interpolated Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, as determined by the Company or an Independent Investment Banker appointed by the Company.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the 2024 Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of the 2024 Notes.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations.

“Reference Treasury Dealer Quotations” means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

“Reference Treasury Dealer” means each of Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC, and their respective affiliates and, at the option of the Company, one other nationally recognized investment banking firm that is a primary U.S. Government Securities dealer in the United States (a “Primary Treasury Dealer”); provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer.

“Remaining Scheduled Payments” means, with respect to each 2024 Note to be redeemed, the remaining scheduled payments of principal of and interest on such 2024 Note that would be due after the related redemption date but for such redemption. If such redemption date is not an interest payment date with respect to such 2024 Note, the amount of the next succeeding scheduled interest payment on such 2024 Note will be reduced by the amount of interest accrued on such 2024 Note to such redemption date.

On and after the redemption date, interest will cease to accrue on the 2024 Notes or any portion of the 2024 Notes called for redemption, unless the Company defaults in the payment of the redemption price and accrued interest. On or before the redemption date, the

Company will deposit with a paying agent or the Trustee money sufficient to pay the redemption price of and accrued interest on the 2024 Notes to be redeemed on such date. If less than all of the 2024 Notes are to be redeemed, the 2024 Notes to be redeemed shall be selected in accordance with applicable procedures of The Depository Trust Company.

Form and Authorized Denominations:	The 2024 Notes will be issued only in registered, book-entry form. The 2024 Notes will be represented by a global security or securities deposited with, or on behalf of, The Depository Trust Company, and registered in the name of Cede & Co., as nominee for The Depository Trust Company.

Delivery Date, Time and Location:	9:00 a.m. (New York time) on August 7, 2017 at the offices of Sullivan & Cromwell LLP.

Offering Restrictions:	Each of the Underwriters severally represents and warrants to, and agrees with, the offering restrictions set forth in Schedule III hereto.

Additional Terms:	In addition to paragraph 10 of the Agreement, the obligations of the Underwriters under the Agreement may be terminated by the Representatives, in their absolute discretion, by notice given to and received by the Company prior to the delivery of and payment for the 2024 Notes, if, during the period beginning on the date of the Agreement to and including the Delivery Date, there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis or the declaration by the United States of war or a national emergency or any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls the effect of which on the financial markets is material and adverse and is such as to make it, in the reasonable judgment of the Representatives, impracticable or inadvisable to market such 2024 Notes on the terms and in the manner contemplated by the Prospectus.

(c) 3.900% Global Notes due 2027

Designation:	3.900% Global Notes due 2027 (the “2027 Notes”)

Principal Amount:	U.S.$5,000,000,000

Date of Maturity:	August 14, 2027, at par

Interest Rate:	3.900% per annum

Interest Payment Dates:	Semiannually on each February 14 and August 14, commencing on February 14, 2018

Purchase Price:	99.427%

Price to Public:	99.827%

Underwriting Discount:	0.400%

Reallowance:	0.125%

Special Mandatory Redemption:	If AT&T does not consummate the Time Warner acquisition on or prior to April 22, 2018 or, if prior to such date, the Merger Agreement is terminated, then in either case, AT&T must redeem all of the 2027 Notes at a redemption price equal to 101% of the principal amount of the 2027 Notes, plus accrued but unpaid interest to, but excluding, the redemption date.

Redemption Provisions:	The 2027 Notes may be redeemed at any time prior to May 14, 2027, as a whole or in part, at our option, at any time and from time to time on at least 30 days’, but not more than 60 days’, prior notice sent to the registered address of each holder of the 2027 Notes. The redemption price will be equal to the greater of (i) 100% of the principal amount of the 2027 Notes to be redeemed or (ii) the sum of the present values of the

Remaining Scheduled Payments (as defined below) discounted to the redemption date, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the Treasury Rate (as defined below) plus 25 basis points. The 2027 Notes may be redeemed at any time on or after May 14, 2027, as a whole or in part, at our option, at any time and from time to time on at least 30 days’, but not more than 60 days’, prior notice sent to the registered address of each holder of the 2027 Notes at a redemption price equal to 100% of the principal amount of the 2027 Notes to be redeemed. AT&T shall calculate the redemption price. In each case, accrued interest will be payable to the redemption date.

In whole but not in part, if AT&T becomes obligated, or if there is a substantial probability that AT&T will become obligated, to pay additional amounts to holders of the 2027 Notes as a result of certain changes in the tax laws, at a redemption price equal to 100% of the principal amount of the 2027 Notes to be redeemed together with interest accrued thereon to the date fixed for redemption.

“Treasury Rate” means, with respect to any redemption date for the 2027 Notes, the rate per annum equal to the semiannual equivalent yield to maturity or interpolation (on a day count basis) of the interpolated Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, as determined by the Company or an Independent Investment Banker appointed by the Company.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the 2027 Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of the 2027 Notes.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations.

“Reference Treasury Dealer Quotations” means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

“Reference Treasury Dealer” means each of Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC, and their respective affiliates and, at the option of the Company, one other nationally recognized investment banking firm that is a primary U.S. Government Securities dealer in the United States (a “Primary Treasury Dealer”); provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer.

“Remaining Scheduled Payments” means, with respect to each 2027 Note to be redeemed, the remaining scheduled payments of principal of and interest on such 2027 Note that would be due after the related redemption date but for such redemption. If such redemption date is not an interest payment date with respect to such 2027 Note, the amount of the next succeeding scheduled interest payment on such 2027 Note will be reduced by the amount of interest accrued on such 2027 Note to such redemption date.

On and after the redemption date, interest will cease to accrue on the 2027 Notes or any portion of the 2027 Notes called for redemption, unless the Company defaults in the payment of the redemption price and accrued interest. On or before the redemption date, the Company will deposit with a paying agent or the Trustee money sufficient to pay the redemption price of and accrued interest on the 2027 Notes to be redeemed on such date. If less than all of the 2027 Notes are to be redeemed, the 2027 Notes to be redeemed shall be selected in accordance with applicable procedures of The Depository Trust Company.

Form and Authorized Denominations:	The 2027 Notes will be issued only in registered, book-entry form. The 2027 Notes will be represented by a global security or securities deposited with, or on behalf of, The Depository Trust Company, and registered in the name of Cede & Co., as nominee for The Depository Trust Company.

Delivery Date, Time and Location:	9:00 a.m. (New York time) on August 7, 2017 at the offices of Sullivan & Cromwell LLP.

Offering Restrictions:	Each of the Underwriters severally represents and warrants to, and agrees with, the offering restrictions set forth in Schedule III hereto.

Additional Terms:	In addition to paragraph 10 of the Agreement, the obligations of the Underwriters under the Agreement may be terminated by the Representatives, in their absolute discretion, by notice given to and received by the Company prior to the delivery of and payment for the 2027 Notes, if, during the period beginning on the date of the Agreement to and including the Delivery Date, there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis or the declaration by the United States of war or a national emergency or any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls the effect of which on the financial markets is material and adverse and is such as to make it, in the reasonable judgment of the Representatives, impracticable or inadvisable to market such 2027 Notes on the terms and in the manner contemplated by the Prospectus.

(d) 4.900% Global Notes due 2037

Designation:	4.900% Global Notes due 2037 (the “2037 Notes”)

Principal Amount:	U.S.$4,500,000,000

Date of Maturity:	August 14, 2037, at par

Interest Rate:	4.900% per annum

Interest Payment Dates:	Semiannually on each February 14 and August 14, commencing on February 14, 2018

Purchase Price:	99.222%

Price to Public:	99.822%

Underwriting Discount:	0.600%

Reallowance:	0.200%

Special Mandatory Redemption:	If AT&T does not consummate the Time Warner acquisition on or prior to April 22, 2018 or, if prior to such date, the Merger Agreement is terminated, then in either case, AT&T must redeem all of the 2037 Notes at a redemption price equal to 101% of the principal amount of the 2037 Notes, plus accrued but unpaid interest to, but excluding, the redemption date.

Redemption Provisions:	The 2037 Notes may be redeemed at any time prior to February 14, 2037, as a whole or in part, at our option, at any time and from time to time on at least 30 days’, but not more than 60 days’, prior notice sent to the registered address of each holder of the 2037 Notes. The redemption price will be equal to the greater of (i) 100% of the principal amount of the 2037 Notes to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments (as defined below) discounted to the redemption date, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the Treasury Rate (as defined below) plus 30 basis points. The 2037 Notes may be redeemed at any time on or after February 14, 2037, as a whole or in part, at our option, at any time and from time to time on at least 30 days’, but not more than 60 days’, prior notice sent to the registered address of each holder of the 2037 Notes at a redemption price equal to 100% of the principal amount of the 2037 Notes to be redeemed. AT&T shall calculate the redemption price. In each case, accrued interest will be payable to the redemption date.

In whole but not in part, if AT&T becomes obligated, or if there is a substantial probability that AT&T will become obligated, to pay additional amounts to holders of the 2037 Notes as a result of certain changes in the tax laws, at a redemption price equal to 100% of the principal amount of the 2037 Notes to be redeemed together with interest accrued thereon to the date fixed for redemption.

“Treasury Rate” means, with respect to any redemption date for the 2037 Notes, the rate per annum equal to the semiannual equivalent yield to maturity or interpolation (on a day count basis) of the interpolated Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, as determined by the Company or an Independent Investment Banker appointed by the Company.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the 2037 Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of the 2037 Notes.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations.

“Reference Treasury Dealer Quotations” means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

“Reference Treasury Dealer” means each of Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC, and their respective affiliates and, at the option of the Company, one other nationally recognized investment banking firm that is a primary U.S. Government Securities dealer in the United States (a “Primary Treasury Dealer”); provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer.

“Remaining Scheduled Payments” means, with respect to each 2037 Note to be redeemed, the remaining scheduled payments of principal of and interest on such 2037 Note that would be due after the related redemption date but for such redemption. If such redemption date is not an interest payment date with respect to such 2037 Note, the amount of the next succeeding scheduled interest payment on such 2037 Note will be reduced by the amount of interest accrued on such 2037 Note to such redemption date.

On and after the redemption date, interest will cease to accrue on the 2037 Notes or any portion of the 2037 Notes called for redemption, unless the Company defaults in the payment of the redemption price and accrued interest. On or before the redemption date, the Company will deposit with a paying agent or the Trustee money sufficient to pay the redemption price of and accrued interest on the 2037 Notes to be redeemed on such date. If less than all of the 2037 Notes are to be redeemed, the 2037 Notes to be redeemed shall be selected in accordance with applicable procedures of The Depository Trust Company.

Form and Authorized Denominations:	The 2037 Notes will be issued only in registered, book-entry form. The 2037 Notes will be represented by a global security or securities deposited with, or on behalf of, The Depository Trust Company, and registered in the name of Cede & Co., as nominee for The Depository Trust Company.

Delivery Date, Time and Location:	9:00 a.m. (New York time) on August 7, 2017 at the offices of Sullivan & Cromwell LLP.

Offering Restrictions:	Each of the Underwriters severally represents and warrants to, and agrees with, the offering restrictions set forth in Schedule III hereto.

Additional Terms:	In addition to paragraph 10 of the Agreement, the obligations of the Underwriters under the Agreement may be terminated by the Representatives, in their absolute discretion, by notice given to and received by the Company prior to the delivery of and payment for the 2037 Notes, if, during the period beginning on the date of the Agreement to and including the Delivery Date, there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis or the declaration by the United States of war or a national emergency or any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls the effect of which on the financial markets is material and adverse and is such as to make it, in the reasonable judgment of the Representatives, impracticable or inadvisable to market such 2037 Notes on the terms and in the manner contemplated by the Prospectus.

(e) 5.150% Global Notes due 2050

Designation:	5.150% Global Notes due 2050 (the “2050 Notes”)

Principal Amount:	U.S.$5,000,000,000

Date of Maturity:	February 14, 2050, at par

Interest Rate:	5.150% per annum

Interest Payment Dates:	Semiannually on each February 14 and August 14, commencing on February 14, 2018

Purchase Price:	99.029%

Price to Public:	99.779%

Underwriting Discount:	0.750%

Reallowance:	0.225%

Special Mandatory Redemption:	If AT&T does not consummate the Time Warner acquisition on or prior to April 22, 2018 or, if prior to such date, the Merger Agreement is terminated, then in either case, AT&T must redeem all of the 2050 Notes at a redemption price equal to 101% of the principal amount of the 2050 Notes, plus accrued but unpaid interest to, but excluding, the redemption date.

Redemption Provisions:

The 2050 Notes may be redeemed at any time prior to August 14, 2049, as a whole or in part, at our option, at any time and from time to time on at least 30 days’, but not more than 60 days’, prior notice sent to the registered address of each holder of the 2050 Notes. The redemption price will be equal to the greater of (i) 100% of the principal amount of the 2050 Notes to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments (as defined below) discounted to the redemption date, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the Treasury Rate (as defined below) plus 35 basis points. The 2050 Notes may be redeemed at any time on or after August 14, 2049, as a whole or in part, at our option, at any time and from time to time on at least 30 days’, but not more than 60 days’, prior notice sent to the registered address of each holder of the 2050 Notes at a redemption price equal to 100% of the principal amount of the 2050 Notes to be redeemed. AT&T shall calculate the redemption price. In each case, accrued interest will be payable to the redemption date.

In whole but not in part, if AT&T becomes obligated, or if there is a substantial probability that AT&T will become obligated, to pay additional amounts to holders of the 2050 Notes as a result of certain changes in the tax laws, at a redemption price equal to 100% of the principal amount of the 2050 Notes to be redeemed together with interest accrued thereon to the date fixed for redemption.

“Treasury Rate” means, with respect to any redemption date for the 2050 Notes, the rate per annum equal to the semiannual equivalent yield to maturity or interpolation (on a day count basis) of the interpolated Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, as determined by the Company or an Independent Investment Banker appointed by the Company.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the 2050 Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of the 2050 Notes.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations.

“Reference Treasury Dealer Quotations” means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

“Reference Treasury Dealer” means each of Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC, and their respective affiliates and, at the option of the Company, one other nationally recognized investment banking firm that is a primary U.S. Government Securities dealer in the United States (a “Primary Treasury Dealer”); provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer.

“Remaining Scheduled Payments” means, with respect to each 2050 Note to be redeemed, the remaining scheduled payments of principal of and interest on such 2050 Note that would be due after the related redemption date but for such redemption. If such redemption date is not an interest payment date with respect to such 2050 Note, the amount of the next succeeding scheduled interest payment on such 2050 Note will be reduced by the amount of interest accrued on such 2050 Note to such redemption date.

On and after the redemption date, interest will cease to accrue on the 2050 Notes or any portion of the 2050 Notes called for redemption, unless the Company defaults in the payment of the redemption price and accrued interest. On or before the redemption date, the Company will deposit with a paying agent or the Trustee money sufficient to pay the redemption price of and accrued interest on the 2050 Notes to be redeemed on such date. If less than all of the 2050 Notes are to be redeemed, the 2050 Notes to be redeemed shall be selected in accordance with applicable procedures of The Depository Trust Company.

Form and Authorized Denominations:	The 2050 Notes will be issued only in registered, book-entry form. The 2050 Notes will be represented by a global security or securities deposited with, or on behalf of, The Depository Trust Company, and registered in the name of Cede & Co., as nominee for The Depository Trust Company.

Delivery Date, Time and Location:	9:00 a.m. (New York time) on August 7, 2017 at the offices of Sullivan & Cromwell LLP.

Offering Restrictions:	Each of the Underwriters severally represents and warrants to, and agrees with, the offering restrictions set forth in Schedule III hereto.

Additional Terms:	In addition to paragraph 10 of the Agreement, the obligations of the Underwriters under the Agreement may be terminated by the Representatives, in their absolute discretion, by notice given to and received by the Company prior to the delivery of and payment for the 2050 Notes, if, during the period beginning on the date of the Agreement to and including the Delivery Date, there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis or the declaration by the United States of war or a national emergency or any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls the effect of which on the financial markets is material and adverse and is such as to make it, in the reasonable judgment of the Representatives, impracticable or inadvisable to market such 2050 Notes on the terms and in the manner contemplated by the Prospectus.

(f) 5.300% Global Notes due 2058

Designation:	5.300% Global Notes due 2058 (the “2058 Notes”)

Principal Amount:	U.S.$2,500,000,000

Date of Maturity:	August 14, 2058, at par

Interest Rate:	5.300% per annum

Interest Payment Dates:	Semiannually on each February 14 and August 14, commencing on February 14, 2018

Purchase Price:	98.966%

Price to Public:	99.766%

Underwriting Discount:	0.800%

Reallowance:	0.300%

Special Mandatory Redemption:	If AT&T does not consummate the Time Warner acquisition on or prior to April 22, 2018 or, if prior to such date, the Merger Agreement is terminated, then in either case, AT&T must redeem all of the 2058 Notes at a redemption price equal to 101% of the principal amount of the 2058 Notes, plus accrued but unpaid interest to, but excluding, the redemption date.

Redemption Provisions:	The 2058 Notes may be redeemed at any time prior to February 14, 2058, as a whole or in part, at our option, at any time and from time to time on at least 30 days’, but not more than 60 days’, prior notice sent to the registered address of each holder of the 2058 Notes. The redemption price will be equal to the greater of (i) 100% of the principal amount of the 2058 Notes to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments (as defined below) discounted to the redemption date, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the Treasury Rate (as defined below) plus 37.5 basis points. The 2058 Notes may be redeemed at any time on or after February 14, 2058, as a whole or in part, at our option, at any time and from time to time on at least 30 days’, but not more than 60 days’, prior notice sent to the registered address of each holder of the 2058 Notes at a redemption price equal to 100% of the principal amount of the 2058 Notes to be redeemed. AT&T shall calculate the redemption price. In each case, accrued interest will be payable to the redemption date.

In whole but not in part, if AT&T becomes obligated, or if there is a substantial probability that AT&T will become obligated, to pay additional amounts to holders of the 2058 Notes as a result of certain changes in the tax laws, at a redemption price equal to 100% of the principal amount of the 2058 Notes to be redeemed together with interest accrued thereon to the date fixed for redemption.

“Treasury Rate” means, with respect to any redemption date for the 2058 Notes, the rate per annum equal to the semiannual equivalent yield to maturity or interpolation (on a day count basis) of the interpolated Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, as determined by the Company or an Independent Investment Banker appointed by the Company.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the 2058 Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of the 2058 Notes.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations.

“Reference Treasury Dealer Quotations” means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

“Reference Treasury Dealer” means each of Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC, and their respective affiliates and, at the option of the Company, one other nationally recognized investment banking firm that is a primary U.S. Government Securities dealer in the United States (a “Primary Treasury Dealer”); provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer.

“Remaining Scheduled Payments” means, with respect to each 2058 Note to be redeemed, the remaining scheduled payments of principal of and interest on such 2058 Note that would be due after the related redemption date but for such redemption. If such redemption date is not an interest payment date with respect to such 2058 Note, the amount of the next succeeding scheduled interest payment on such 2058 Note will be reduced by the amount of interest accrued on such 2058 Note to such redemption date.

On and after the redemption date, interest will cease to accrue on the 2058 Notes or any portion of the 2058 Notes called for redemption, unless the Company defaults in the payment of the redemption price and accrued interest. On or before the redemption date, the Company will deposit with a paying agent or the Trustee money sufficient to pay the redemption price of and accrued interest on the 2058 Notes to be redeemed on such date. If less than all of the 2058 Notes are to be redeemed, the 2058 Notes to be redeemed shall be selected in accordance with applicable procedures of The Depository Trust Company.

Form and Authorized Denominations:	The 2058 Notes will be issued only in registered, book-entry form. The 2058 Notes will be represented by a global security or securities deposited with, or on behalf of, The Depository Trust Company, and registered in the name of Cede & Co., as nominee for The Depository Trust Company.

Delivery Date, Time and Location:	9:00 a.m. (New York time) on August 7, 2017 at the offices of Sullivan & Cromwell LLP.

Offering Restrictions:	Each of the Underwriters severally represents and warrants to, and agrees with, the offering restrictions set forth in Schedule III hereto.

Additional Terms:	In addition to paragraph 10 of the Agreement, the obligations of the Underwriters under the Agreement may be terminated by the Representatives, in their absolute discretion, by notice given to and received by the Company prior to the delivery of and payment for the 2058 Notes, if, during the period beginning on the date of the Agreement to and including the Delivery Date, there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis or the declaration by the United States of war or a national emergency or any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls the effect of which on the financial markets is material and adverse and is such as to make it, in the reasonable judgment of the Representatives, impracticable or inadvisable to market such 2058 Notes on the terms and in the manner contemplated by the Prospectus.

(g) Floating Rate Global Notes due 2023

Designation:	Floating Rate Global Notes due 2023 (the “Floating Rate Notes”)

Principal Amount:	U.S.$750,000,000

Date of Maturity:	February 14, 2023, at par

Interest Rate:	Three month LIBOR Rate plus 89 basis points.

Interest Payment Dates:	Quarterly on each February 14, May 14, August 14 and November 14, commencing November 14, 2017; provided, however, that if any such interest payment date would fall on a day that is not a LIBOR business day, other than the interest payment date that is also the date of maturity, that interest payment date will be postponed to the next succeeding LIBOR business day, unless the next succeeding LIBOR business day is in the next succeeding calendar month, in which case such interest payment date shall be the immediately preceding LIBOR business day; and provided further, that if the date of maturity is not a LIBOR business day, payment of principal and interest will be made on the next succeeding business day and no interest will accrue for the period from and after such date of maturity.

Purchase Price:	99.700%

Price to Public:	100.000%

Underwriting Discount:	0.300%

Reallowance:	0.125%

Special Mandatory Redemption:	If AT&T does not consummate the Time Warner acquisition on or prior to April 22, 2018 or, if prior to such date, the Merger Agreement is terminated, then in either case, AT&T must redeem the Floating Rate Notes at a redemption price equal to 101% of the principal amount of the Floating Rate Notes, plus accrued but unpaid interest to, but excluding, the redemption date.

Redemption Provisions:	In whole but not in part, if AT&T becomes obligated, or if there is a substantial probability that AT&T will become obligated, to pay additional amounts to holders of the Floating Rate Notes as a result of certain changes in the tax laws, at a redemption price equal to 100% of the principal amount of the Floating Rate Notes to be redeemed together with interest accrued thereon to the date fixed for redemption.

Form and Authorized Denominations:	The Floating Rate Notes will be issued only in registered, book-entry form. The Floating Rate Notes will be represented by a global security or securities deposited with, or on behalf of, The Depository Trust Company, and registered in the name of Cede & Co., as nominee for The Depository Trust Company.

Delivery Date, Time and Location:	9:00 a.m. (New York time) on August 7, 2017 at the offices of Sullivan & Cromwell LLP.

Offering Restrictions:	Each of the Underwriters severally represents and warrants to, and agrees with, the offering restrictions set forth in Schedule III hereto.

Additional Terms:	In addition to paragraph 10 of the Agreement, the obligations of the Underwriters under the Agreement may be terminated by the Representatives, in their absolute discretion, by notice given to and received by the Company prior to the delivery of and payment for the Floating Rate Notes, if, during the period beginning on the date of the Agreement to and including the Delivery Date, there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis or the declaration by the United States of war or a national emergency or any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls the effect of which on the financial markets is material and adverse and is such as to make it, in the reasonable judgment of the Representatives, impracticable or inadvisable to market such Floating Rate Notes on the terms and in the manner contemplated by the Prospectus.

SCHEDULE II

Underwriters	Principal Amount of the 2023 Notes		Principal Amount of the 2024 Notes		Principal Amount of the 2027 Notes		Principal Amount of the 2037 Notes		Principal Amount of the 2050 Notes		Principal Amount of the 2058 Notes		Principal Amount of the Floating Rate Notes
Goldman Sachs & Co. LLC	U.S.$	210,000,000	U.S.$	360,000,000	U.S.$	600,000,000	U.S.$	540,000,000	U.S.$	600,000,000	U.S.$	300,000,000	U.S.$	90,000,000
J.P. Morgan Securities LLC		210,000,000		360,000,000		600,000,000		540,000,000		600,000,000		300,000,000		90,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated		210,000,000		360,000,000		600,000,000		540,000,000		600,000,000		300,000,000		90,000,000
Mizuho Securities USA LLC		210,000,000		360,000,000		600,000,000		540,000,000		600,000,000		300,000,000		90,000,000
MUFG Securities Americas Inc.		210,000,000		360,000,000		600,000,000		540,000,000		600,000,000		300,000,000		90,000,000
Credit Suisse Securities (USA) LLC		105,000,000		180,000,000		300,000,000		270,000,000		300,000,000		150,000,000		45,000,000
Deutsche Bank Securities Inc.		105,000,000		180,000,000		300,000,000		270,000,000		300,000,000		150,000,000		45,000,000
RBC Capital Markets, LLC		105,000,000		180,000,000		300,000,000		270,000,000		300,000,000		150,000,000		45,000,000
Wells Fargo Securities, LLC		105,000,000		180,000,000		300,000,000		270,000,000		300,000,000		150,000,000		45,000,000
BBVA Securities Inc.		52,500,000		90,000,000		150,000,000		135,000,000		150,000,000		75,000,000		22,500,000
Santander Investment Securities Inc.		52,500,000		90,000,000		150,000,000		135,000,000		150,000,000		75,000,000		22,500,000
TD Securities (USA) LLC		52,500,000		90,000,000		150,000,000		135,000,000		150,000,000		75,000,000		22,500,000
Loop Capital Markets LLC		27,125,000		46,500,000		77,500,000		69,750,000		77,500,000		38,750,000		11,625,000
BNY Mellon Capital Markets, LLC		21,000,000		36,000,000		60,000,000		54,000,000		60,000,000		30,000,000		9,000,000
U.S. Bancorp Investments, Inc.		21,000,000		36,000,000		60,000,000		54,000,000		60,000,000		30,000,000		9,000,000
CastleOak Securities, L.P.		6,125,000		10,500,000		17,500,000		15,750,000		17,500,000		8,750,000		2,625,000
C.L. King & Associates, Inc.		6,125,000		10,500,000		17,500,000		15,750,000		17,500,000		8,750,000		2,625,000
Samuel A. Ramirez & Company, Inc.		6,125,000		10,500,000		17,500,000		15,750,000		17,500,000		8,750,000		2,625,000
Siebert Cisneros Shank & Co., L.L.C.		6,125,000		10,500,000		17,500,000		15,750,000		17,500,000		8,750,000		2,625,000
The Williams Capital Group, L.P.		6,125,000		10,500,000		17,500,000		15,750,000		17,500,000		8,750,000		2,625,000
Academy Securities, Inc.		4,375,000		7,500,000		12,500,000		11,250,000		12,500,000		6,250,000		1,875,000
Drexel Hamilton, LLC		4,375,000		7,500,000		12,500,000		11,250,000		12,500,000		6,250,000		1,875,000
MFR Securities, Inc.		4,375,000		7,500,000		12,500,000		11,250,000		12,500,000		6,250,000		1,875,000
Mischler Financial Group, Inc.		4,375,000		7,500,000		12,500,000		11,250,000		12,500,000		6,250,000		1,875,000
Apto Partners, LLC		2,625,000		4,500,000		7,500,000		6,750,000		7,500,000		3,750,000		1,125,000
Blaylock Van, LLC		2,625,000		4,500,000		7,500,000		6,750,000		7,500,000		3,750,000		1,125,000
Total	U.S.$	1,750,000,000	U.S.$	3,000,000,000	U.S.$	5,000,000,000	U.S.$	4,500,000,000	U.S.$	5,000,000,000	U.S.$	2,500,000,000	U.S.$	750,000,000

Total							U.S.$	22,500,000,000

II-1

SCHEDULE III

OFFERING RESTRICTIONS

General

The Securities are offered for sale in the United States and in jurisdictions outside the United States, subject to applicable law.

Each of the Underwriters has agreed that it will not offer, sell or deliver any of the Securities, directly or indirectly, or distribute the prospectus supplement or the accompanying prospectus or any other offering material relating to the Securities, in or from any jurisdiction except under circumstances that will to the best knowledge and belief of such Underwriter result in compliance with the applicable laws and regulations thereof and which will not impose any obligations on the Company except as set forth in the Agreement.

United Kingdom

Each Underwriter has represented and agreed that it and each of its affiliates: (i) has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of the Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company; and (ii) has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

European Union Prospectus Directive

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each a “Relevant Member State”), each Underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State it has not made and will not make an offer of Securities to the public in that Relevant Member State other than:

(a)	to any legal entity which is a qualified investor as defined in the Prospectus Directive;

(b)	to fewer than 150 natural or legal persons (other than qualified investors as defined in the Prospectus Directive), subject to obtaining the prior consent of the underwriters for any such offer; or

(c)	in any other circumstances falling within Article (3)(2) of the Prospectus Directive; provided that no such offer of the Securities shall require the Company or any underwriters to publish a prospectus pursuant to Article 3 of the Prospectus Directive.

III-1

For the purposes of the foregoing, the expression “offer of Securities to the public” in relation to any Securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Securities to be offered so as to enable an investor to decide to purchase or subscribe for the Securities, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State; “Prospectus Directive” means Directive 2003/71/EC (as amended, including by Directive 2010/73/EU), and includes any relevant implementing measure in the Relevant Member State.

Japan

The Securities have not been and will not be registered under the Securities and Exchange Law of Japan, and each of the Underwriters and each of its affiliates has represented and agreed that it has not offered or sold, and it will not offer or sell, directly or indirectly, any of the Securities in or to residents of Japan or to any persons for reoffering or resale, directly or indirectly in Japan or to any resident of Japan, except pursuant to any exemption from the registration requirements of the Securities and Exchange Law available thereunder and in compliance with the other relevant laws and regulations of Japan.

Hong Kong

The Securities may not be offered or sold by means of any document other than to persons whose ordinary business is to buy or sell shares or debentures, whether as principal or agent, or in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 32) of Hong Kong, and no advertisement, invitation or document relating to the Securities may be issued, whether in Hong Kong or elsewhere, which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to Securities which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571) of Hong Kong and any rules made thereunder.

Singapore

The prospectus supplement has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, the prospectus supplement and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the Securities may not be circulated or distributed, nor may the Securities be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (ii) to a relevant person, or any person pursuant to Section 257(1A), and in accordance with the conditions, specified in Section 275 of the SFA, or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

III-2

Whether the Securities are subscribed or purchased under Section 275 by a relevant person which is: (a) a corporation (which is not an accredited investor) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (b) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor, shares, debentures, and units of shares and debentures of that corporation or the beneficiaries’ rights and interest in that trust shall not be transferable for six months after that corporation or that trust has acquired the Securities under Section 275 except: (1) to an institutional investor under Section 274 of the SFA or to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA; (2) where no consideration is given for the transfer; or (3) by operation of law.

Canada

The Securities may be sold only to purchasers in the provinces of Alberta, British Columbia, Nova Scotia, Ontario, Quebec and Saskatchewan purchasing or deemed to be purchasing, as principal that are accredited investors, as defined in National Instrument 45-106 Prospectus Exemptions and, if such purchasers are resident in the Province of Ontario, subsection 73.3(1) of the Securities Act (Ontario), and are permitted clients, as defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations.

III-3

SCHEDULE IV

Final Term Sheet

July 27, 2017

U.S.$22,500,000,000

AT&T Inc.

U.S.$1,750,000,000 2.850% GLOBAL NOTES DUE 2023

U.S.$3,000,000,000 3.400% GLOBAL NOTES DUE 2024

U.S.$5,000,000,000 3.900% GLOBAL NOTES DUE 2027

U.S.$4,500,000,000 4.900% GLOBAL NOTES DUE 2037

U.S.$5,000,000,000 5.150% GLOBAL NOTES DUE 2050

U.S.$2,500,000,000 5.300% GLOBAL NOTES DUE 2058

U.S.$750,000,000 FLOATING RATE GLOBAL NOTES DUE 2023

ISSUER:	AT&T Inc. (“AT&T”)

TITLE OF SECURITIES:

2.850% Global Notes due 2023 (the “2023 Notes”)

3.400% Global Notes due 2024 (the “2024 Notes”)

3.900% Global Notes due 2027 (the “2027 Notes”)

4.900% Global Notes due 2037 (the “2037 Notes”)

5.150% Global Notes due 2050 (the “2050 Notes”)

5.300% Global Notes due 2058 (the “2058 Notes” and, together with the 2023 Notes, the 2024 Notes, the 2027 Notes, the 2037 Notes and the 2050 Notes, the “Fixed Rate Notes”)

Floating Rate Global Notes due 2023 (the “Floating Rate Notes” and, together with the Fixed Rate Notes, the “Notes”)

TRADE DATE:	July 27, 2017

SETTLEMENT DATE (T+7):	August 7, 2017

MATURITY DATE:

February 14, 2023, at par, for the 2023 Notes

August 14, 2024, at par, for the 2024 Notes

August 14, 2027, at par, for the 2027 Notes

August 14, 2037, at par, for the 2037 Notes

February 14, 2050, at par, for the 2050 Notes

August 14, 2058, at par, for the 2058 Notes

February 14, 2023, at par, for the Floating Rate Notes

AGGREGATE PRINCIPAL AMOUNT OFFERED:	$1,750,000,000 for the 2023 Notes $3,000,000,000 for the 2024 Notes $5,000,000,000 for the 2027 Notes $4,500,000,000 for the 2037 Notes

$5,000,000,000 for the 2050 Notes $2,500,000,000 for the 2058 Notes $750,000,000 for the Floating Rate Notes
PRICE TO PUBLIC (ISSUE PRICE):	99.984% for the 2023 Notes 99.832% for the 2024 Notes 99.827% for the 2027 Notes 99.822% for the 2037 Notes 99.779% for the 2050 Notes 99.766% for the 2058 Notes 100.000% for the Floating Rate Notes
GROSS SPREAD:	0.300% for the 2023 Notes 0.350% for the 2024 Notes 0.400% for the 2027 Notes 0.600% for the 2037 Notes 0.750% for the 2050 Notes 0.800% for the 2058 Notes 0.300% for the Floating Rate Notes
PRICE TO AT&T:	99.684% for the 2023 Notes 99.482% for the 2024 Notes 99.427% for the 2027 Notes 99.222% for the 2037 Notes 99.029% for the 2050 Notes 98.966% for the 2058 Notes 99.700% for the Floating Rate Notes
NET PROCEEDS:

$1,744,470,000 for the 2023 Notes

$2,984,460,000 for the 2024 Notes

$4,971,350,000 for the 2027 Notes

$4,464,990,000 for the 2037 Notes

$4,951,450,000 for the 2050 Notes

$2,474,150,000 for the 2058 Notes

$747,750,000 for the Floating Rate Notes

USE OF PROCEEDS:	General corporate purposes, including funding the cash consideration for the Time Warner acquisition.

UNDERWRITERS’ REIMBURSEMENT OF AT&T’S EXPENSES:	Underwriters to reimburse $10,725,000 of AT&T’s expenses.

INTEREST RATE:

2.850% per annum for the 2023 Notes

3.400% per annum for the 2024 Notes

3.900% per annum for the 2027 Notes

4.900% per annum for the 2037 Notes

5.150% per annum for the 2050 Notes

5.300% per annum for the 2058 Notes

Floating Rate Notes: Three month LIBOR Rate plus 89 basis points

INTEREST PAYMENT DATES:

For the Fixed Rate Notes: Semiannually on each February 14 and August 14, commencing on February 14, 2018.

For the Floating Rate Notes: Quarterly on each February 14, May 14, August 14 and November 14, commencing November 14, 2017; provided, however, that if any such interest payment date would fall on a day that is not a LIBOR business day, other than the interest payment date that is also the date of maturity, that interest payment date will be postponed to the next succeeding LIBOR business day, unless the next succeeding LIBOR business day is in the next succeeding calendar month, in which case such interest payment date shall be the immediately preceding LIBOR business day; and provided further, that if the date of maturity is not a LIBOR business day, payment of principal and interest will be made on the next succeeding business day and no interest will accrue for the period from and after such date of maturity.

DENOMINATIONS:	Minimum of $2,000 and integral multiples of $1,000 thereafter

SPECIAL MANDATORY REDEMPTION:	If AT&T does not consummate the Time Warner acquisition pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) entered into on October 22, 2016, on or prior to April 22, 2018 or, if prior to such date the Merger Agreement is terminated, then in either case AT&T must redeem all of the Notes at a redemption price equal to 101% of the principal amount of the Notes, plus accrued but unpaid interest to, but excluding, the redemption date.

OPTIONAL REDEMPTION:	Fixed Rate Notes: Each series of the Fixed Rate Notes may be redeemed at any time prior to the applicable Par Call Date (as set forth in the table below), as a whole or in part, at our option, at any time and from time to time on at least 30 days’, but not more than 60 days’, prior notice at a make-whole call equal to the greater of (i) 100% of the principal amount of the Fixed Rate Notes of such series to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest discounted to the redemption date, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the Treasury Rate plus a number of basis points equal to the applicable Make-Whole Spread (as set forth in the table below). Each series of Fixed Rate Notes may be redeemed at any time on or after the applicable Par Call Date, as a whole or in part, at our option, at any time and from time to time on at least 30 days’, but not more than 60 days’, prior notice at a redemption price equal to 100% of the principal amount of such series of Fixed Rate Notes to be redeemed. Accrued interest will be payable to the redemption date.

	Series	Par Call Date	Make-Whole Spread
	2023 Notes	January 14, 2023	15 bps
	2024 Notes	June 14, 2024	20 bps
	2027 Notes	May 14, 2027	25 bps
	2037 Notes	February 14, 2037	30 bps
	2050 Notes	August 14, 2049	35 bps
	2058 Notes	February 14, 2058	37.5 bps

Floating Rate Notes: None.

TAX GROSS UP:	Comparable to prior AT&T transactions.

TAX CALL:	Comparable to prior AT&T transactions.

INDENTURE AND RANKING:	The Notes will be issued under an indenture, dated as of May 15, 2013, between AT&T and The Bank of New York Mellon Trust Company, N.A., as trustee. The Notes will be AT&T’s unsecured and unsubordinated obligations and will rank pari passu with all other indebtedness issued under the indenture.

RATINGS:	[Intentionally Omitted]

JOINT BOOKRUNNERS:

Goldman Sachs & Co LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC and MUFG Securities Americas Inc.

Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC

BBVA Securities Inc., Santander Investment Securities Inc. and TD Securities (USA) LLC

SENIOR CO-MANAGERS:	Loop Capital Markets LLC, BNY Mellon Capital Markets, LLC and U.S. Bancorp Investments, Inc.

CO-MANAGERS:

CastleOak Securities, L.P., C.L. King & Associates, Inc., Samuel A. Ramirez & Company, Inc., Siebert Cisneros Shank & Co., L.L.C. and The Williams Capital Group, L.P.

Academy Securities, Inc., Drexel Hamilton, LLC, MFR Securities, Inc. and Mischler Financial Group, Inc.

Apto Partners, LLC and Blaylock Van, LLC

CUSIP NUMBER:

00206REK4 for the 2023 Notes

00206REL2 for the 2024 Notes

00206REM0 for the 2027 Notes

00206REN8 for the 2037 Notes

00206REP3 for the 2050 Notes

00206REQ1 for the 2058 Notes

00206REJ7 for the Floating Rate Notes

ISIN NUMBER:

US00206REK41 for the 2023 Notes

US00206REL24 for the 2024 Notes

US00206REM07 for the 2027 Notes

US00206REN89 for the 2037 Notes

US00206REP38 for the 2050 Notes

US00206REQ11 for the 2058 Notes

US00206REJ77 for the Floating Rate Notes

REFERENCE DOCUMENT:	Preliminary Prospectus Supplement, dated July 27, 2017; Prospectus, dated February 25, 2016

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE

ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS IF YOU REQUEST IT BY CALLING GOLDMAN SACHS & CO. LLC AT 1-866-471-2526, J.P. MORGAN SECURITIES LLC AT (212) 834-4533 (COLLECT), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AT 1-800-294-1322 (TOLL FREE), MIZUHO SECURITIES USA LLC AT 866-271-7403 OR MUFG SECURITIES AMERICAS INC. AT (877) 649-6848 (TOLL FREE).

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM. A SECURITIES RATING IS NOT A RECOMMENDATION TO BUY, SELL OR HOLD SECURITIES AND MAY BE REVISED OR WITHDRAWN AT ANY TIME.

EXHIBIT A

AT&T INC.

DELAYED DELIVERY CONTRACT

                    , 201

AT&T Inc.

208 S. Akard Street

Dallas, Texas 75202

Ladies and Gentlemen:

The undersigned hereby agrees to purchase from AT&T Inc., a Delaware corporation (the “Company”), and the Company hereby agrees to sell to the undersigned, $             principal amount of the Company’s above-captioned securities (“Securities”), offered by the Company’s prospectus, dated                     , as supplemented by the prospectus supplement, dated (collectively, the “Prospectus”), receipt of a copy of which is hereby acknowledged, at a purchase price of         % of the principal amount thereof plus accrued interest from to the Delivery Date (as defined in the next paragraph) and on the further terms and conditions set forth in this Contract.

Payment for and delivery of the Securities to be purchased by the undersigned shall be made on             , 201     , herein called the “Delivery Date”.

At 10:00 A.M., New York time, on the Delivery Date, the Securities to be purchased by the undersigned hereunder will be delivered by the Company to the undersigned, and the undersigned will accept delivery of such Securities and will make payment to the Company of the purchase price therefore at the office of The Bank of New York Mellon Trust Company, N.A. Payment will be by certified or official bank check or wire transfer payable in Federal (same day) funds settled through the New York Clearing House, or such other Clearing House as the Company may designate, to or upon the order of the Company. The Securities will be delivered in such authorized forms and denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than two full business days prior to the Delivery Date or, if the undersigned fails to make a timely designation in the foregoing manner, in the form of one definitive fully registered certificate representing the Securities in the above principal amount, registered in the name of the undersigned.

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This Contract will terminate and be of no further force and effect after                     , 201     , unless (i) on or before such date it shall have been executed and delivered by both parties hereto and (ii) the Company shall have sold to the Underwriters named in the Prospectus the Immediate Delivery Underwritten Securities (as defined in the Underwriting Agreement referred to in the Prospectus). The Company will mail or deliver to the undersigned at its address set forth below a notice to that effect, stating the date of the occurrence thereof, accompanied by copies of the opinion of counsel for the Company delivered to such Underwriters pursuant to Paragraph 11(d) of the Underwriting Agreement.

The obligation of the undersigned to accept delivery of and make payment for the Securities on the Delivery Date will be subject to the condition that the Securities shall not, on the Delivery Date, be an investment prohibited by the laws of the jurisdiction to which the undersigned is subject, the undersigned hereby representing that such an investment is not so prohibited on the date hereof.

This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors but will not be assignable by either party hereto without the written consent of the other.

This Contract may be executed by any of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

It is understood that acceptance of any Delayed Delivery Contract (as defined in said Underwriting Agreement) is in the Company’s sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the

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Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

Very truly yours,

By

Title

Address

Accepted as of , 201

AT&T INC.

By
Title:

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